PROACTIVE
                             ASSET ALLOCATION FUNDS




                         THE OPTI-FLEX(R) DYNAMIC FUND


                                     [LOGO]


                                  ANNUAL REPORT


                                DECEMBER 31, 2000



                             [PHOTO] Sunset over sea



                 This report has been prepared for shareholders
               and may be distributed to others only if preceded
                    or accompanied by a current prospectus.

                          THE OPTI-FLEX(R) DYNAMIC FUND

                                                               February 20, 2001

Dear Fellow OPTI-FLEX(R)DYNAMIC Fund Shareholder:

We started the year 2000 at the highest value in our history, and continued irregularly higher until March 10, 2000. However, most of the stock market averages turned significantly lower from that date, with the NASDAQ over-the-counter composite falling 53.79% by late December, and ending the year 39.29% below where it started. We did not handle the decline well for our OPTI-FLEX (R) DYNAMIC Fund (OPTIX) and are disappointed that 2000 turned out to be the worst performance year in our 4 1/4-year history. As you can see from the graph and chart below, our long-term performance is now below that of our benchmark, the Dow Jones World Stock Index (DJW-X) from the inception of our Fund and for most of the periods shown:

            AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/00

     Since Inception  Last 3-Year Period  Last 2-Year Period  Last 1-Year Period
     ---------------  ------------------  ------------------  ------------------
OPTIX      +5.21%           +4.61%              +3.29%             -29.36%
DJW-X      +9.61%           +8.13%              +1.92%             -16.56%

Past performance does not guarantee future results. Fund shares fluctuate in value and, when redeemed, may be worth more or less than their initial cost. All returns assume dividends and capital gains are reinvested, and do not reflect a 1% contingent deferred sales charge on Fund shares held less than one year. The following chart illustrates a hypothetical $10,000 initial investment on the Fund's inception date of 10/1/96. We invite you to check our current Fund price, performance figures, Fund Facts, and our current prospectus anytime you wish on our website at WWW.PROACTIVE-INC.COM/OPTIFUND/NAV.HTML.

           OPTI-FLEX(R) DYNAMIC FUND VS. DOW JONES WORLD STOCK INDEX
                      OCTOBER 1, 1996 TO DECEMBER 31, 2000

[GRAPH] The following information appeared as a line graph:

                OPTI-FLEX(R) DYNAMIC Fund       Dow Jones World Stock Index
                -------------------------       ---------------------------
 9/30/96                 10,000                           10,000
12/31/96                 10,349                           10,322
 3/31/97                 10,299                           10,403
 6/30/97                 11,748                           11,014
 9/30/97                 12,144                           11,565
12/31/97                 11,685                           10,840
 3/31/98                 13,250                           11,685
 6/30/98                 13,488                           11,051
 9/30/98                 11,785                           11,529
12/31/98                 14,221                           11,629
 3/31/99                 14,620                           11,763
 6/30/99                 15,429                           12,474
 9/30/99                 15,109                           12,796
12/31/99                 17,703                           17,566
 3/31/00                 17,870                           18,233
 6/30/00                 17,027                           17,243
 9/30/00                 16,026                           14,986
12/31/00                 14,771                           12,408

Our largest holding at the beginning of last year, the Montgomery Global Long-Short Fund (MNGLX), exceeded our expectations during 1998 and 1999, contributed substantially to the 51.05% increase in value of our Fund during 1999, and comprised over 70% of our investment portfolio by March, 2000. However, MNGLX's 41.47% decline from March to December of last year, and its 24.33% decline for the year, also contributed substantially to the decline in the value of our Fund for the year. Consequently, we significantly reduced our investment position in MNGLX during the year to less than 0.1% of our portfolio by year-end, and we have recently totally eliminated MNGLX from our portfolio.

Although the Van Wagoner Emerging Growth Fund (VWEGX) also contributed significantly to the 1999 and early 2000 performance of our Fund, its 54.11% decline from March to December, and its 20.90% decline for the year, also contributed significantly to the decline in value of our Fund for the year. Consequently, we also significantly reduced our investment position in VWEGX and the four other Van Wagoner funds to approximately $1,000 each. We are currently maintaining small investment positions in five funds that are closed to new investors, just to keep our options open in case we want to invest in any of these funds at some time in the future.

2.

                          THE OPTI-FLEX(R) DYNAMIC FUND

We also attempted a short-term timing strategy with a portion of our portfolio, which further damaged our performance during the latter half of 2000 and the first week of 2001. Since December 31, 2000, we eliminated funds that perform directly inverse to the market and repositioned our investment portfolio in long-short funds. We have been very pleased with the performance of the Franklin U.S. Long-Short Fund (FUSLX) since it became available on May 1, 2000. FUSLX represented about 27% of our investment portfolio on December 31, 2000. Since we knew FUSLX was going to close to new investors in mid February, and since it has performed so consistently, we gradually increased our position in FUSLX to 50% of our investment portfolio by February 12, 2001. We are also very pleased with the performance of a new fund called the Choice Long-Short Fund since it became available on February 1, 2001. Although we currently have only 5.2% of our investment portfolio in this fund because of a rule that normally prohibits a fund of funds like ours from owning more than 3% of the assets of any other fund, we have applied for exemptive relief on this issue. In the mean time, we expect to continue to add to our position in the Choice Long-Short Fund as it increases in size.

Another significant holding of our Fund is the INVESCO Advantage Fund (IADAX), which is also a long-short fund and represents 21.8% of our portfolio as of today. The Jundt Opportunity Fund (JOPHX), the Jundt Mid-Cap Growth Fund (JMCHX) and the Jundt Science & Technology Fund (JUSHX), all of which use hedging strategies in an attempt to reduce risk during adverse market periods, total 10.5% of our portfolio as of today. On February 13, 2001, we also began investing in the Boston Partners Long-Short Equity Fund (BPLSX) and expect to also be adding to this fund as it grows in size.

Since stock markets began to weaken in February, and because some of our long-short funds were not holding up as well as we hoped, during the past week, we repositioned 10.7% of our investment portfolio to the Prudent Bear Fund (BEARX). BEARX has a 5-year historical record of going up during adverse market periods and going down during rising periods of the market. We may add to BEARX on a short-term basis, but we intend to shift most of the money currently in BEARX to the Choice Long-Short Fund and to the Boston Partners Long/Short Equity Fund as they grow in size, as well as to other funds that we may deem appropriate as time goes by.

In summary, during the past month, we have shifted our investment portfolio to one composed of highly internally managed funds. We believe the portfolio we now have, and are continuing to develop, has the potential of producing positive returns in declining and choppy markets as well as in bull markets. Although the mutual funds in our current investment portfolio are much less dependent on a generally rising stock market than most equity mutual funds, they are also more dependent on the ability of the fund manager to select the appropriate securities to buy or sell on a timely basis. We are attempting to reduce that risk by using a growing portfolio of these types of funds from a variety of investment management firms. It should not be assumed that recommendations made in the future will be profitable or will equal past performance. It should also not be assumed that we would recommend any fund mentioned for any particular client. Our investment position in any fund mentioned may be increased, reduced or eliminated at any time, based on its relative performance, management personnel changes and the availability of alternative investments that we may consider more appropriate based on our judgment of changing market conditions.

Note that new accounts with our Fund can normally be opened with as little as $1,000 ($500 for all IRAs: Traditional, Roth, and Education IRAs). Our Fund Investment Advisor, PROACTIVE Money Management, Inc. decided to pay the $8 annual IRA fee for all our Fund accounts in 1999 and 2000, as well as the $10 annual fee for accounts below $10,000. PROACTIVE has also decided to pay the same fees for the year 2001.

Please let your representative or us know if you have any questions, or if we can assist you in any way. We believe our current investment portfolio is well designed for our stated goal of seeking "above average market returns with below average market risk." We believe our Fund is A FUND FOR ALL SEASONS. (R) "WE CAN'T CONTROL THE WIND, BUT WE CAN ADJUST THE SAILS." Thank you for the confidence you continue to place in us.

Sincerely yours,

/s/ C. Martin Unterreiner

C. Martin Unterreiner,
OPTI-FLEX(R) Portfolio Manager

Note: Performance figures for the indexes and mutual funds mentioned above have been obtained from FastTrack, which we believe to be reliable, but their accuracy is not guaranteed by PROACTIVE.

                                                                              3.

                          THE OPTI-FLEX(R) DYNAMIC FUND

                            PORTFOLIO OF INVESTMENTS
                                December 31, 2000

                                                  SHARES         VALUE
                                               ---------     ---------
REGISTERED INVESTMENT COMPANIES - 101%
       INVESCO Advantage Fund                    378,194     3,899,183
       Franklin U.S. Long-Short Fund             190,128     3,895,732
       Jundt Opportunity Fund #                  158,004     2,660,795
       Prudent Bear Fund                         460,574     2,109,428
       Jundt Mid-Cap Growth Fund #                67,772       721,775
       Rydex Dynamic Venture 100 Fund              8,619       443,343
       Rydex Dynamic Tempest 500 Fund              7,547       427,253
       Jundt Science & Technology Fund #          39,342       360,374
       Caldwell & Orkin Market Opportunity           523        11,671
       Van Kempen Corporate Bond Fund                815         5,321
       Montgomery Global Long-Short Fund #           199         3,041
       Van Wagoner Post-Venture Fund #                54         1,432
       Van Wagoner Mid-Cap Fund #                     70         1,420
       Van Wagoner Micro-Cap Fund #                   55         1,376
       Van Wagoner Emerging Growth Fund #             45         1,361
       AIM Mid-Cap Opportunities Fund #               60         1,347
       AIM Large-Cap Opportunities Fund #            103         1,309
       Van Wagoner Technology Fund #                  30         1,256
       Flex-funds Money Market Fund                7,852         7,852
                                                           -----------
TOTAL REGISTERED INVESTMENT COMPANIES
(Cost $15,522,558)                                          14,555,269
                                                           -----------

TOTAL INVESTMENTS - 101%
(Cost $15,522,558)                                          14,555,269
                                                           -----------

LIABILITIES IN EXCESS OF OTHER ASSETS - (1%)                 (173,108)
                                                           -----------

TOTAL NET ASSETS - 100%                                     14,382,161
                                                           ===========

#  Represents non-income producing security.

See accompanying notes to financial statements.

4.

                          THE OPTI-FLEX(R) DYNAMIC FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 2000

Assets:

       Investments, at market value (cost $15,552,558)        14,555,269
       Receivable for capital stock sold                          14,357
       Interest receivable                                           189
       Unamortized organization costs                             11,205
       Prepaid expense and other assets                           35,141
       Total Assets                                           14,616,161

Liabilities:

       Payable for capital stock redeemed                         89,032
       Payable for underwriter commissions                           143
       Dividends payable                                          45,618
       Advisor fees payable                                       21,134
       Distribution fees payable                                  30,406
       Shareholder services fees payable                           9,426
       Organizational costs due to advisor                        14,941
       Other accrued liabilities                                  23,300
       Total Liabilities                                         234,000

Net Assets                                                    14,382,161

Components of Net Assets:

       Capital                                                16,909,059
       Accumulated undistributed (distributions in
          excess of) net investment income                       (63,011)
       Accumulated undistributed net realized gains
          (losses) from investment transactions               (1,496,598)
       Net unrealized appreciation (depreciation) of
          investments                                           (967,289)

Total Net Assets                                              14,382,161

Capital Stock Outstanding                                      1,607,603

Net Asset Value -- Offering and Redemption Price Per Share          8.95


See accompanying notes to financial statements.

                                                                              5.

                          THE OPTI-FLEX(R) DYNAMIC FUND

                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 2000

Investment Income

       Dividends                                             182,634
       Interest                                                1,102
       Total Investment Income                               183,736

Fund Expenses:

        Advisor fees                                          142,771
        Distribution expense                                  142,771
        Shareholder service fee                                47,590
        Transfer agent and accounting fees                     35,974
        Trustee fees                                           27,816
        Administrative fees                                    19,988
        Registration and filing fees                           17,541
        Amortization of organization costs                     15,028
        Audit fees                                             12,078
        Custodian fees                                         11,712
        Insurance expense                                       4,729
        Other expenses                                          4,392
        Total Expenses                                        482,390

                Expenses voluntarily reimbursed by Advisor    (24,029)
                Distribution expenses reimbursed              (14,908)

        Net Expenses                                          443,453

Net Investment Income (Loss)                                 (259,717)

Realized and Unrealized Gains (Losses) from Investments:

        Net realized gains (losses) from investment
           transactions                                      (791,848)
        Net realized gains from distributions of realized
           gains by other investment companies                736,963
        Net change in unrealized appreciation (depreciation
           of investments                                  (5,935,113)
        Net Realized and Unrealized Gains (Losses) from
           Investments                                     (5,989,998)

Net Increase (Decrease) in Net Assets Resulting from
  Operations                                               (6,249,715)

See accompanying notes to financial statements.

6.

                          THE OPTI-FLEX(R) DYNAMIC FUND

                       STATEMENTS OF CHANGES IN NET ASSETS
                     Year Ended Year Ended December 31, 1999

                                                                     Year Ended             Year Ended
                                                                  December 31, 2000      December 31, 2000
Increase (Decrease) In Net Assets:

     Operations:
          Net investment income (loss)                                 (259,717)              (229,441)
          Net realized gains (losses) from investment transactions      (54,885)             1,902,385
          Net change in unrealized appreciation (depreciation) of
             investments                                             (5,935,113)             4,669,767

          Net Increase (Decrease) in Net Assets Resulting from
             Operations                                              (6,249,715)             6,342,711

     Dividends and Distributions to Shareholders:
          In excess of net investment income                           (808,409)                   ---
          From net realized gains                                    (2,065,557)                   ---

          Net Decrease in Net Assets Resulting from Dividends
             and Distributions to Shareholders                       (2,873,966)                   ---

     Capital Transactions:
          Proceeds from shares subscribed                             4,127,451              1,794,654
          Reinvestment of dividends                                   2,828,544                    ---
          Cost of shares redeemed                                    (2,195,856)            (2,183,144)
          Net Increase (Decrease) in Net Assets Resulting from
             Capital Transactions                                     4,760,139               (388,490)

Total Increase (Decrease) In Net Assets                              (4,363,542)             5,954,221

Net Assets - Beginning of Period                                     18,745,703             12,791,482

Net Assets - End of Period                                           14,382,161             18,745,703

Share Transactions:
          Subscribed                                                    266,680                152,258
          Reinvested                                                    316,038                    ---
          Redeemed                                                     (161,561)              (188,799)

Net Increase (Decrease) in Shares Outstanding                           421,157                (36,541)

See accompanying notes to financial statements.

                                                                              7.

                          THE OPTI-FLEX(R) DYNAMIC FUND

                              FINANCIAL HIGHLIGHTS

                                                                                                   10/1/96(1)
                                               Year Ended   Year Ended   Year Ended   Year Ended    through
                                                13/31/00     12/31/99     12/31/98     12/31/97     12/31/96

Net Asset Value, Beginning of Period              15.80        10.46         9.75        10.13        10.00

Investment Operations:
     Net investment income (loss)                 (0.18)       (0.20)       (0.06)        0.03         0.09
     Net gains (losses) from investments
        (realized and unrealized)                 (4.46)        5.54         0.77         0.47         0.23

     Total                                        (4.64)        5.34         0.71         0.50         0.32

Distributions:
     From net investment income                     ---          ---          ---        (0.02)       (0.09)
     In excess of net investment income           (0.62)         ---          ---          ---          ---
     From net realized gains                      (1.59)         ---          ---        (0.38)       (0.10)
     In excess of net realized gains                ---          ---          ---        (0.48)         ---

     Total                                        (2.21)         ---          ---        (0.88)       (0.19)

Net Asset Value, End of Period                     8.95        15.80        10.46         9.75        10.13

Total Return (excludes redemption charge):       -29.36%       51.05%        7.28%        5.02%        3.22%(2)

Ratios/Supplemental Data:
     Net assets, end of period (000)             14,382       18,746       12,791       13,530        6,806
     Ratio of expenses to average net asset        2.32%        2.39%        2.35%        2.35%        2.39%(3)
     Ratio of net investment income (loss)        -1.36%       -1.69%       -0.56%        0.32%       17.25%(3)(4)
     Ratio of expenses to average net asset        2.52%        2.96%        2.99%        3.33%       14.61%(3)
     Portfolio turnover rate                    1915.88%     1011.63%     1574.17%     1237.35%       18.77%(2)

(1)  Date of commencement of operations.
(2)  Not annualized.
(3)  Annualized.
(4) This ratio is higher than normal for a fund of this type because it is an annualized ratio based on the net investment income earned during the period which included annual dividends from its investment holdings.
(5) These ratios exclude the expenses of the registered investment companies in which the Fund invests.

*    Average share method was used to calculate this number.

See accompanying notes to financial statements.

8.

                         THE OPTI-FLEX(R) DYNAMIC FUND

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

1. ORGANIZATION
The PROACTIVE Asset Allocation Funds Trust was organized in 1996 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The OPTI-flex Dynamic Fund (the "Fund"), a series of the PROACTIVE Asset Allocation Funds, commenced operations on October 1, 1996. The Fund is authorized to issue an indefinite number of shares of $0.10 par value stock. The Fund's objective is to seek an above average total return over the long-term consistent with exhibiting less investment risk than a portfolio consisting solely of common stocks.

2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments - Securities which are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation, or, lacking any sales, at the closing bid prices. Mutual funds are valued at the daily redemption value determined by the underlying fund.

Money market securities maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

Repurchase Agreements -- The Fund may engage in repurchase agreement transactions whereby the Fund takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Fund and an obligation of the Fund to resell the instrument at an agreed upon price and term. At all times, the Fund maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. As of December 31, 2000, the Fund was not invested in any repurchase agreements.

Income Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

Security Transactions - The Fund records purchases and sales of investments on the trade date. The Fund calculates realized gains and losses from sales of investments on the first-in first-out basis. Dividend income is recognized on the ex-dividend date and interest income is recognized as earned.

Dividends and Distributions -- Dividends to shareholders are recorded on the ex-dividend date. The Fund declares and pays dividends from net investment income annually. The Fund distributes net capital gains, if any, on an annual basis. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment;

                                                                              9.

                         THE OPTI-FLEX(R) DYNAMIC FUND

                               DECEMBER 31, 2000

temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains.

Organizational Costs -- Costs related to the organization of the Fund have been deferred and are being amortized on a straight-line basis over a five-year period. The amount paid by the Fund on any redemption by the stockholders of any of the initial 10,000 shares will be reduced by a portion of any unamortized organization expenses, determined by the proportion of the amount of the initial shares redeemed to the aggregate amount of the initial shares then outstanding after taking into account any prior redemptions of any of the initial shares.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES
PROACTIVE Money Management, Inc. (the "Advisor") provides the Fund with investment management research, statistical and advisory services. For such services the Fund pays monthly a fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.75% of average net assets up to $500 million and 0.65% of average net assets exceeding $500 million.

During the year ended December 31, 2000, PROACTIVE voluntarily reimbursed expenses totaling $24,029 so that total expenses of the Fund would not exceed 2.40% of average daily net assets. To the extent the Fund does not increase net assets, the Fund is reliant upon the ability of the investment advisor to continue to provide fee reimbursements. The investment advisor is dependent upon achieving its own financial goals, including targeted increases in the Fund's net assets through net sales of fund shares, in order to provide such support to the Fund.

Pursuant to Rule 12b-1 of the 1940 Act, the Fund has adopted a Distribution Plan (the "Plan") with PROACTIVE Financial Services, Inc. (the "Distributor"). Under the provisions of the Plan, the Fund pays the Distributor an annual fee, at a maximum rate of 0.75% of average daily net assets of the Fund, to aid in the distribution of Fund shares. Additionally, the Fund has adopted a Service Plan with the Distributor. Under the provisions of the Service Plan, the Fund pays the Distributor an annual fee, at a maximum rate of 0.25% of average daily net assets of the Fund, to reimburse securities dealers for personal services or maintenance of shareholder accounts. During the year ended December 31, 2000, distribution expenses were reduced by $14,908 due to reimbursements.

Certain officers and trustees of the Fund are also officers or directors of the Advisor and the Distributor and currently own 26% of the capital stock outstanding.

4. PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2000, the cost of purchases and proceeds from sales, excluding short-term investments and U.S. Government and agency obligations, were $364,108,505 and $361,618,889, respectively.

As of December 31, 2000, the aggregate cost of investments and unrealized appreciation (depreciation) for Federal income tax purposes was comprised of the following:

                Investments    Unrealized       Unrealized      Net Unrealized
                 at cost      Appreciation     Depreciation      Appreciation
                 -------      ------------     ------------      ------------
Opti-flex(R)
Dynamic Fund   $15,897,888     $263,549       ($1,606,168)      ($1,342,619)

5. FEDERAL TAX INFORMATION (unaudited)
During the year ended December 31, 2000, the Fund declared long-term capital distributions in the amount of $2,065,557.

Under current tax law, capital losses realized after October 31, 2000, may be deferred and treated as occurring on the first day of the fiscal year ended December 31, 2001. As of December 31, 2000, the Fund had deferred losses of $2,111,336.

10.

                         THE OPTI-FLEX(R) DYNAMIC FUND:

Independent Auditors' Report

To the Shareholders and The Board of Trustees of the Proactive Asset Allocation Funds - The OPTI-FLEX(R) DYNAMIC Fund:

We have audited the accompanying statement of assets and liabilities of The OPTI-flex(r) DYNAMIC Fund (the Fund), including the portfolio of investments, as of December 31, 2000, and the related statement of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 2000, by confirmation with the custodian, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

                                                                    KPMG LLP


Columbus, Ohio
February 20, 2001

                                                                             11.

                         THE OPTI-FLEX(R) DYNAMIC FUND:


                          INVESTMENT ADVISOR
                          PROACTIVE Money Management, Inc.

                          DISTRIBUTOR
                          PROACTIVE Financial Services, Inc.

                          ADDRESS OF ADVISOR & DISTRIBUTOR
                          21 Hawk Ridge Circle Lake
                          Saint Louis, MO 63367
                          888-776-2284
                          636-561-0100

                          CUSTODIAN
                          Firstar Bank, N.A.
                          Firstar Tower
                          425 Walnut Street
                          Cincinnati, OH 45202

                          TRANSFER AGENT & DIVIDEND
                          DISBURSING AGENT
                          Mutual Funds Service Company
                          6000 Memorial Drive
                          Dublin, OH 43017

                          LEGAL COUNSEL
                          Armstrong, Teasdale, Schlafly, & Davis
                          One Metropolitan Square
                          St. Louis, MO 63102-2740

                          AUDITORS
                          KPMG LLP
                          Two Nationwide Plaza
                          Columbus, OH 43215



                          PROACTIVE Asset Allocation Funds
                          21 Hawk Ridge Circle
                          Lake Saint Louis, MO 63367
                          636-561-0100